SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                    FORM 8-K/A


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported)   June 3,1999




                         THE HARMAT ORGANIZATION, INC.
             (Exact name of registrant as specified in its charter)


                                Delaware
              (State or Other Jurisdiction of Incorporation)



   333-3501                                           11-2780723
(Commission File Number)                   (I.R.S. Employer Identification No.)



                P.O. Box 549, Speonk, New York                     11972
              (Address of principal executive offices)         (Zip Code)


                                         (516) 234-2888
                     (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets

         On June 3, 1999 the Company acquired all of the issued and outstanding shares of BarPoint.com, Inc. ("BarPoint") pursuant to an Acquisition Agreement dated May 20, 1999. BarPoint will soon launch a new internet shopping portal web site. The site, www.barpoint.com, will feature a patent-pending search engine and software technology that allows consumers to use the standard UPC barcode that appears on approximately 100 million retail items to search for product specific information from the internet. Scheduled for launch in the fall of 1999, www.barpoint.com will offer consumers the opportunity to search for product specific information and shop for products by entering any UPC barcode number. The internet search results that BarPoint delivers are tailored for the needs of the consumer and include manufacturer contact information, comparative pricing from a variety of on-line sources, links to purchase the item from a variety of e-commerce vendors and more. Unlike current search engines such as Yahoo, Lycos or Excite which present broad results that may include information the consumer is not looking for, BarPoint delivers product specific information and affords the consumer immediate access to such information on both wired and wireless internet devices.

         The consideration for the acquisition was 6,634,042 shares of the Company's common stock based upon a negotiated value of $1.90 per share. The purchase price is subject to adjustment depending upon the value of certain of the Company's assets at the date of Closing and over a 45 day period following the Closing.

         A group of investors headed by Matthew Schilowitz, a shareholder and the President and Director of the Company, made a capital contribution to the Company of 250,000 shares of FinancialWeb.com, Inc. (the "Fweb Stock") and certain other assets. The Board of Directors of the Company have declared a stock dividend of the Company's common stock to the Company's shareholders of record on June 3, 1999 (excluding the shareholders of BarPoint who have received the Company's common stock in the transaction). The number of shares to be distributed in the dividend will be determined based upon the value of the Fweb Stock over a 45 day period plus the agreed upon value of the other assets contributed. No payment date has been established for the dividend but it is expected to be in August or September 1999.

         As part of the transaction the Company sold to Leigh  Rothschild  three
(3) shares of the Company's Class A Preferred Stock for a purchase price of $10.00 per share. The Preferred Stock shall vote on a pari-pasu basis with the Company's Stock. The Company has outstanding 1,000,000 Class A Warrants and 1,000,000 Class B Warrants (collectively, the "Warrants"). One share of Preferred Stock shall be voted in accordance with the issuance of the Class A Warrants and one share of Preferred Stock shall be voted in accordance with the issuance of the Class B Warrants. The Preferred Stock shall be entitled to one vote for each share of common stock issued upon exercise of the Warrants. So long as the Warrants are outstanding and are not exercised, then the Preferred Stock allocated to the Warrants shall have no vote. In the event the Warrants are not exercised and expire by their terms, then the Preferred Stock shall be canceled. The third share of Preferred Stock shall have 346,766 votes. In no event will any of the Preferred Stock have any votes after five (5) years from the date of issue.

         As part of the acquisition the Company granted five (5) year options to purchase 800,000 shares of the Company's commons stock at an exercise price of $1.90 per share. BarPoint's management shall determine the distribution of such options. Such options vest as follows: one-third (1/3) immediately after one year from the date of Closing, one-third (1/3) after the second year from the date of Closing, in the event BarPoint achieves 50% of its revenue projection of $49,000,000 in such second year, and the balance of one-third (1/3) after the third year from the date of Closing, in the event BarPoint achieves 50% of its revenue projection of $179,000,000 in such third year. Projections referred to herein are the Seller's April 1, 1999 business projections as presented to Purchaser.

In connection with services rendered,the new consulting agreement and guarantees issued by

Matthew Schilowitz relating to collectability of certain assets of the Company Mr. Schilowitz was awarded options to purchase an aggregate of 190,615 shares at $1.90 per share, which options are exercisable over a five (5) year period.

         David W. Sass, a Director of the Company, is the father of Jeffrey W. Sass, a founder and shareholder of BarPoint. McLaughlin & Stern, LLP, general counsel to the Company, is a shareholder of BarPoint and received shares in the Company as part of the transaction. David W. Sass is a member of said firm.

         Audited financial statements of BarPoint and Pro Forma financial statements combined will be filed by amendment.

         In connection with the transaction the Company obtained the advice of its investment banker as to the reasonablness from a financial point of view of the foregoing transaction.

         As part of the transaction, Messrs. Scott Prizer and David Eiten resigned as Directors of the Company and Messrs. Leigh M. Rothschild and Jeffrey
W. Sass were elected to fill the vacancies created by such resignations. In addition, Mr. Leigh M. Rothschild was appointed Chairman and Chief Executive Officer and Mr. Jeffrey W. Sass was appointed Executive Vice President and Secretary of the Company. In addition, the Company entered into three year employment agreements with Leigh M. Rothschild and Jeffrey W. Sass and a three year consulting agreement with Matthew Schilowitz at annual compensations of no less than $200,000, $150,000 and $150,000 respectively.

As a result of the acquisition the Company intends to change its name to BarPoint.com, Inc. and its trading symbol to "BPNT", if available.


ITEM 7.  Financial Statements, Pro Forma Financial Information  and Exhibits.

         (a)      Financial information (filed herewith).

                           Independent Auditors' Report

                           Balance Sheet - As of May 31, 1999

                           Statement of Operations and Accumulated
                           Development Stage Deficit - For the Period
                           From Inception of Operations
                           (October 1, 1998) to May 31, 1999

                           Statement of Stockholders' Equity - For the Period From Inception of Operations (October 1, 1998) to May 31, 1999

                           Statement of Cash Flows - For the Period From Inception of Operations(October 1, 1998) to May 31, 1999

                           Notes to Financial Statements

         (b) Pro Forma Financial information (filed herewith).

                           Pro Forma Combined Financial Statements
                           Pro Forma Combined Statement of Operations

                                        INDEPENDENT AUDITORS' REPORT




To the Stockholders of
BarPoint.com, Inc.


We have audited the accompanying balance sheet of BarPoint.com, Inc. (a development stage company) as of May 31, 1999 and the related statements of operation and accumulated development stage deficit and cash flows for the period from inception of operations (October 1, 1998) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of BarPoint.com, Inc. as of May 31, 1999, and the results of its operations and its cash flows from inception of operations (October 1, 1998) to May 31, 1999, in conformity with generally accepted accounting principles.







September 23, 1999

                                                           Exhibit A

                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                                               Balance Sheet

                                                May 31, 1999



                                                   ASSETS



CURRENT ASSETS
         Cash and cash equivalents                                                                 $ 250,515
         Stock subscriptions receivable                                                                1,000
                                                                                                 -----------

                           Total Current Assets                                                      251,515

OTHER ASSETS
         Software development                                                                        258,120
         Other assets                                                                                    905

                                                                                                   $ 510,540



                                   LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
         Note payable                                                                              $ 250,000
         Loan payable - Stockholder                                                                  108,642
                                                                                                  ----------

                           Total Current Liabilities                                                 358,642

STOCKHOLDERS' EQUITY
         Common stock, 100 shares, $1 par value, authorized, issued and                                  100
outstanding
         Paid-in capital                                                                             241,400
         Accumulated development stage deficit                                                      (89,602)

                                                                                                     151,898

                                                                                                   $ 510,540


See notes to the financial statements


                                                     5







                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                     Statement of Operations and Accumulated Development Stage Deficit

                         Inception of Operations (October 1, 1998) to May 31, 1999






REVENUE                                                                                        $            -

EXPENSES
         Salaries                                                                                      20,000
         Insurance                                                                                      4,637
         Legal and professional                                                                        21,000
         Auto                                                                                          11,715
         Travel and entertainment                                                                      15,733
         Telephone                                                                                      6,594
         Office                                                                                         4,266
         Miscellaneous                                                                                  5,657
                                                                                                 ------------

NET (LOSS) AND ACCUMULATED DEVELOPMENT STAGE DEFICIT                                              $  (89,602)
                                                                                                  ===========






See notes to the financial statements.


                                                     6







                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                                     Statement of Stockholders' Equity

                         Inception of Operations (October 1, 1998) to May 31, 1999






                                                                                          Accumulated
                                                   Common                   Paid-In       Development
                                                      Stock

                                               Shares      Par Value      Capital        Stage Deficit      Total


Subscription to common stock                           100           $100     $      900       $          -    $    1,000

Software development and other
         costs                                           -                       240,500                  -       240,500

Net loss                                                 -              -              -           (89,602)      (89,602)
                                                   -------        ------- --------------          ---------    ----------

Balance at May 31, 1999                                100           $100       $241,400          $(89,602)      $151,898
                                                      ====           ====       ========          =========      ========
















See notes to the financial statements.


                                                     7







                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                                          Statement of Cash Flows

                         Inception of Operations (October 1, 1998) to May 31, 1999





CASH FLOWS FROM OPERATING ACTIVITIES
         Net Loss                                                                                 $   (89,602)
         Adjustments to reconcile net (loss) to net cash (used)
                  by operating activities:
                           Legal and accounting services                                                20,500
contributed to the Company

Net Cash (Used) by Operating Activities                                                               (69,102)

CASH FLOW FROM INVESTING ACTIVITIES
                  Software development costs                                      $  (38,120)
                  Purchase of fixed assets                                              (405)
                  Other assets                                                          (500)
                                                                                -------------

Net Cash (Used) by Investing Activities                                                               (39,025)

CASH FLOW FROM FINANCING ACTIVITIES
                  Loan from stockholder                                               108,642
                  Note payable                                                        250,000

Net Cash Provided by Financing Activities                                                              358,642
                                                                                                    ----------

Increase in Cash and Cash Equivalents and Ending Balance                                            $  250,515
                                                                                                    ==========



SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS: Two stockholders contributed services valued at $220,000 to the Company (Note 2). A subscription receivable of $1,000 was received for the issuance of 100 shares of common stock.






See notes to the financial statements.


                                                     8







                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                                       Notes to Financial Statements

                                                May 31, 1999




NOTE 1            ORGANIZATION

                  BarPoint.com,  Inc. ("The Company") is a  developmental  stage company  incorporated  in Florida and formed in September 1998 for the purpose of developing  and  implementing  a technology
                  that  will  facilitate   Internet  shopping.   Operations  are
                  expected to begin by the end of 1999.  The Company will launch a shopping  portal website named  www.barpoint.com  which will feature a search  engine  and  software  technology  that will allow  consumers  to search for specific  product  information simply by entering any UPC barcode number.


NOTE 2            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Cash and Cash Equivalents

                  The Company considers all highly liquid instruments  purchased
                  with  a  maturity   of  three   months  or  less  to  be  cash
                  equivalents.

                  Concentration of Credit Risk

                  Financial instruments which potentially subject the Company to concentrations of credit risk are cash and cash equivalents.
                  The Company places its cash and cash equivalents with high credit quality financial institutions which at times exceeds federally insured limits.

                  Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                                                     9







                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                                       Notes to Financial Statements

                                                May 31, 1999




NOTE 2            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Software Development Costs

                  In  accordance  with AICPA  Statement  of Position  98-1,  the
                  Company capitalizes the direct cost of materials, services and interest consumed in the development of computer software.
                  Such costs will be amortized over five years subject to periodic evaluation for impairment.

                  The Company has capitalized $220,000 for unpaid services rendered by certain stockholders in connection with the development of computer software.

                  Income Taxes

                  The Company  experienced a net  operating  loss for the period ended May 31, 1999.  Since the Company is a development  stage
                  company  and  its  ability  to  obtain   future   earnings  is
                  uncertain, the deferred tax asset of approximately $36,000 has been offset by a valuation allowance of $36,000.


NOTE 3            LOAN PAYABLE - STOCKHOLDER

                  The loan payable to a stockholder in the amount of $108,642 represents operational, including stockholder salaries of $20,000, and software development costs advanced by one of the stockholders. The loan is unsecured and non-interest bearing.
                  In August, 1999, approximately $106,000 of the loan was repaid.


NOTE 4:           SUBSEQUENT EVENTS

                  On June 3, 1999, all of the Company's  issued and  outstanding shares of stock  were  purchased  by The  Harmat  Organization
                  (Harmat)  pursuant to an Acquisition  Agreement  dated May 20,
                  1999.  The   transaction   was  accounted  for  as  a  reverse
                  acquisition,  as if the Company  acquired  Harmat,  due to the fact  that the  former  shareholders  of the  Company  owned a majority  of Harmat  common  stock after the  transaction.  In connection  with the reverse  acquisition,  Harmat  loaned the
                  Company  $250,000  on May 21,  1999.  The  note is a two  year promissory  note which bears  interest at two points above the prime rate as designated by Chase Manhattan Bank.


                                                     10






                                             BARPOINT.COM, INC.
                                       (A Development Stage Company)

                                       Notes to Financial Statements

                                                May 31, 1999




NOTE 5:           RELATED PARTY TRANSACTIONS

                  David W. Sass, a stockholder of the Company, is the father of Jeffrey W. Sass, a founder, stockholder, and director of BarPoint. McLaughlin & Stern, LLP, general counsel to the
                  Company, is a stockholder of BarPoint and received shares in the Company as part of the transaction. David W. Sass is a member of said firm. Lorraine Jahn, a stockholder of the Company, serves as the Company's general counsel.


NOTE 6:           YEAR 2000 ISSUES

                  The effects of the Year 2000 issue may be experienced by the Company before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems' failures which could affect the Company's ability to conduct normal business operations. The Company believes that by modifying or replacing systems, and by monitoring the Year 2000 readiness of key external parties, it is mitigating its Year 2000 risks.
                  However, there can be no assurance that the uncertainties surrounding the Year 2000 issue will not materially and adversely affect the Company.


                                                     11




                                  PRO FORMA COMBINED FINANCIAL STATEMENTS


The  May  31,  1999  unaudited  pro  forma  combined  financial   statements  of
BarPoint.com  Inc.  (BarPoint) and The Harmat  Organization  Inc.  (Harmat) give effect  to the  acquisition  by  Harmat  of  BarPoint,  reflected  as a  reverse acquisition,  as if such  transaction  had occurred on May 31, 1999, for balance sheet purposes and on October 1, 1998 for the statement of  operations.  The pro forma  information is not necessarily  indicative of the results that would have been reported had such events actually  occurred on the dates specified,  nor is it indicative of the Company's future results.


                                      PRO FORMA COMBINED BALANCE SHEET
                                                MAY 31, 1999





                                            Historical
                                                                                                 Pro Forma


                                                                             The Harmat
                                                                      Organization Inc.               Purchase
                                            BarPoint.Com Inc.               (Unaudited)            Adjustments            Combined

Cash and cash equivalents                          $  250,515              $    364,227      $   (189,000) (5)        $    425,742
Other current assets                                    1,000                   934,891          (250,000) (4)             685,891
Intangible                                            259,025                         -                      -             259,025
Marketable securities                                       -                 4,645,291                      -           4,645,291
                                             ----------------                              -------------------         -----------

TOTAL ASSETS                                       $  510,540               $ 5,944,409          $   (439,000)         $ 6,015,949
                                                   ==========                                    =============         ===========

Current liabilities                                $  358,642            $        1,303      $   (250,000) (4)        $    109,945
Deferred taxes                                              -                 1,324,500                      -           1,324,500
Common stock                                              100                     5,080             6,634  (1)              11,714
                                                                                                     (100) (3)
Paid in capital                                       241,400                 4,385,092           228,434  (2)           4,659,392
                                                                                                   (6,634) (1)
                                                                                                      100  (3)
                                                                                                 (189,000) (5)
Comprehensive income                                        -                 2,380,585        (2,380,585) (2)                   -
Accumulated deficit                                  (89,602)               (2,152,151)         2,152,151  (2)            (89,602)
                                                 ------------                                 -----------           --------------

                                                   $  510,540               $ 5,944,409          $   (439,000)         $ 6,015,949
                                                   ==========                                    =============         ===========

(1) Issuance of 6,634,000 shares of $.001 par value Harmat common stock in exchange for the outstanding common shares of BarPoint.

(2) Eliminate Harmat's accumulated comprehensive income and accumulated deficit.

(3) Eliminate BarPoint's common stock.

(4) Eliminate promissory note.

(5) Fees in connection with the acquisition.

                                                     12






                                 PRO FORMA COMBINED STATEMENT OF OPERATIONS


                         Inception of Operations (October 1, 1998) to May 31, 1999









                                            Historical
                                                                                                 Pro Forma


                                                                             The Harmat
                                                                      Organization Inc.               Purchase
                                            BarPoint.Com Inc.               (Unaudited)            Adjustments            Combined

Total Revenues                               $              -               $ 1,331,398     $                -         $ 1,331,398

Cost of Sales and Direct
Operating Expenses                                          -                 1,233,308                      -           1,233,308
                                            -----------------                               ------------------         -----------

Gross Profit                                                -                    98,090                      -              98,090

Selling General and
         Administrative                                89,602                   507,862                      -             597,464
                                                 ------------                               ------------------        ------------
Expenses

Income (Loss) from Operations                        (89,602)                 (409,772)                      -           (499,374)
                                                -------------                               ------------------       -------------

Other Income (Expenses)                                     -                  (55,550)                      -            (55,550)

Income Taxes                                                -                         -                      -                   -
                                             ----------------                               ------------------ -------------------

Net Income                                       $   (89,602)             $   (465,322)     $                -       $   (554,924)
                                                 ============                               ==================       =============




                                                     13

                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARMAT ORGANIZATION, Inc.
                                            (Registrant)



By: /s/     Leigh M. Rothschild, Chairman


DATED:   October 6, 1999





                                                     14